Gaming and Casino Fund (the “Fund”)

 a series of Northern Lights Fund Trust (the “Trust”)

Supplement dated March 19, 2007

to Prospectus dated March 16, 2006

On March 16, 2007, Fund shareholders voted to approve the following:

1)

A new Advisory Agreement with Ladenburg Thalmann Asset Management Inc.;

2)

A new Sub-Advisory Agreement with Ahrens Advisors LP; and

3)

A new 12b-1 Distribution Plan and Agreement with Ladenburg Thalmann & Co. Inc.

Therefore, effective immediately the following supplements and/or supersedes the information currently in the Fund’s Prospectus:

INVESTMENT ADVISOR: Ladenburg Thalmann Asset Management, Inc. (“LTAM” or the “Advisor”), located at 153 East 53rd Street, 49th Floor, New York, New York 10022, serves as investment advisor to the Fund and is registered as an investment advisor with the Securities and Exchange Commission. LTAM is a wholly-owned subsidiary of Ladenburg Thalmann & Co. Inc. (“LTC” or the “Distributor”), a registered broker-dealer since 1876 and a member of the New York Stock Exchange since 1879, which in turn is a wholly-owned subsidiary of Ladenburg Thalmann Financial Services Inc.  Subject to the authority of the Trust’s Board of Trustees (the “Board”), the Advisor is responsible for the overall management of the Fund’s business affairs. The Advisor oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Sub-Advisor. Under the terms of the Investment Advisory Agreement (the “Agreement”) between the Trust and the Advisor, the Advisor conducts investment management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Advisor oversees the Sub-Advisor to the Fund and supervises the Fund’s management and investment programs. The Advisor furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for managing the Fund. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund will be provided in the Fund’s Reports to Shareholders. Pursuant to the Agreement the Fund pays the Advisor a management fee equal to 0.90% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until May 31, 2008, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) of the Fund do not exceed specified limits. Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

SUB-ADVISOR: Ahrens Advisors, L.P. (the “Sub-Advisor”), located at 1920 Abrams Parkway #373, Dallas, Texas 75214, serves as sub-advisor to the Fund and is registered as an investment advisor with the Securities and Exchange Commission. The Sub-Advisor was formed in September 2005. Subject to the authority of Board of Trustees (the “Board”) of the Trust and the supervision of the Advisor, the Sub-Advisor is responsible for the day-to-day management of the Fund’s investments. Under the terms of the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor conducts investment research for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Sub-Advisor provides the Fund with investment advice, conducts the Fund’s investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Sub-Advisor also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for providing the investment sub-advisory services to the Fund. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be provided in the Fund’s Reports to Shareholders. Pursuant to the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a portion of the management fee equal to 0.40% of the average daily net assets of the Fund. If, in any fiscal year, LTAM waives all or a portion of its management fee or reimburses the Fund for expenses pursuant to the expense limitation agreement, the fee paid to the Sub-Advisor will be reduced pro rata by the amount of any such waiver of the management fee.

DISTRIBUTOR Ladenburg Thalmann & Co. Inc. (“LTC” or the “Distributor”) has replaced Aquarius Fund Distributors, LLC as the Fund’s Distributor.    LTC is a registered broker-dealer and is the parent company of the Adviser.  LTC is located at located at 153 East 53rd Street, 49th Floor, New York, New York 10022.  Pursuant to the terms of the Distribution Plan and Agreement approved by shareholders (the “Plan”), LTC receives 0.25% of the Fund’s average annual net assets for distribution services provided to the Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)(1)	1.00%
Exchange Fee	None
Maximum Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.90%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%
Other Expenses (3)	1.65%
Total Annual Fund Operating Expenses	2.80%
Fee Waiver and Reimbursement	1.10%
Acquired Fund Fees and Expenses	0.00%
Net Expenses (4)	1.70%

____________

(1)    The Fund charges a fee of 1.00% on redemptions of shares held less than 60 days.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions.  There is a $15 wire transaction fee for redemptions effected by wire.

(2)   The Adviser pays the Sub-Adviser 0.40% of the Fund’s average annual net assets.

(3)    These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(4)   The Adviser and the Sub-Adviser have contractually agreed to reduce their fees, and the Adviser has contractually agreed to absorb expenses of the Fund, at least until May 31, 2008, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization,  dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.70% of the average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. In addition, Gemini Fund Services, LLC, has agreed to waive all Administration, Transfer Agency and Fund Accounting fees until the Fund’s assets exceed $10 million.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$173	$713